UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the commission Only (as permitted by Rule 14a-6 (e) (2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to Section 240.14a-11 (c) or Section 240.14a-12

PEAK RESORTS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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$

☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount previously paid:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 1, 2015

Dear Peak Resorts Stockholders:

We are pleased to invite you to attend the 2015 Annual Meeting of Stockholders of Peak Resorts, Inc. to be held on Thursday, October 1, 2015, at 10:00 a.m. Eastern Daylight Time at our Brandywine Resort, located at 1146 West Highland Road, Sagamore Hills, Ohio 44067 (the “Annual Meeting”).  At the Annual Meeting, we will ask you to consider the following proposals:

•

To elect Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Stanley W. Hansen, Carl E. Kraus, Christopher S. O’Connor and Michael H. Staenberg to serve as the Company’s directors until the 2016 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

•	To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2016; and
•	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

Stockholders of record as of the close of business on August  12, 2015 may vote at the Annual Meeting or any postponements or adjournments of the Annual Meeting.

This Notice of Annual Meeting and the accompanying Proxy Statement and form of proxy are being made available to all stockholders entitled to vote at the Annual Meeting on or about August 21, 2015.

Your vote is important.  Whether or not you plan to attend the Annual Meeting in person, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of Peak Resorts and look forward to either greeting you in person at the Annual Meeting or receiving your proxy.

By Order of the Board of Directors,

Stephen J. Mueller
Vice President,
Chief Financial Officer and
Corporate Secretary

Wildwood, Missouri
August 21, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 1, 2015. THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
http://ir.peakresorts.com

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PROXY STATEMENT
______________________

2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday,  October  1, 2015
______________________

TABLE OF CONTENTS

GENERAL INFORMATION	1

PROPOSAL 1. ELECTION OF DIRECTORS	7
Director Nominees	7

MANAGEMENT	8

CORPORATE GOVERNANCE	8
Director Independence	8
Board Responsibilities and Structure	9
Meetings of the Board	9
Board Committees	9
Risk Management Oversight	10
Director Nominations	11
Compensation Committee Interlocks and Insider Participation	12
Communications with the Board of Directors	12
Code of Conduct and Business Ethics	12

DIRECTOR COMPENSATION	12

EXECUTIVE COMPENSATION	13
Processes and Procedures for Compensation Decisions	13
2015 Summary Compensation Table	13
Employment Agreements	13
Tax Considerations	14
Compensation Recoupment Policy	14
Payments upon Termination or a Change in Control	14
Incentive Plan	16

PRINCIPAL STOCKHOLDERS	17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	18
Policies and Procedures for Related Party Transactions	18

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PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	18
Independent Registered Public Accounting Firm’s Fees	19
Auditor Independence	19
Audit Committee Pre-Approval Policies and Procedures	19

REPORT OF AUDIT COMMITTEE	19

WHERE YOU CAN FIND MORE INFORMATION	20

OTHER MATTERS	20

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PEAK RESORTS, INC.
17409 Hidden Valley Dr.
Wildwood,  Missouri 63025

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY,  OCTOBER 1, 2015

GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2015 Annual Meeting of Stockholders of Peak Resorts, Inc., a Missouri corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, October 1, 2015 at 10:00 a.m. Eastern Daylight Time at our Brandywine Resort, 1146 West Highland Road, Sagamore Hills, Ohio 44067. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report (the “Annual Report”) is first being mailed on or about August 21, 2015 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement.

Q:What items will be voted on at the Annual Meeting?

A:Stockholders will vote on the following items at the Annual Meeting:

•

the election of Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Stanley W. Hansen, Carl E. Kraus, Christopher S. O’Connor and Michael H. Staenberg to serve as the Company’s directors until the 2016 Annual Meeting of Stockholders, or until their successors are duly elected;

•	the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2016; and
•	any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:How does the Board of Directors recommend I vote on these proposals?

A:The Board of Directors recommends a vote:

•

FOR the election of Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Stanley W. Hansen, Carl E. Kraus, Christopher S. O’Connor and Michael H. Staenberg to serve as the Company’s directors until the 2016 Annual Meeting of Stockholders, or until their successors are duly elected and qualified; and

•	FOR the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2016.

Q:Who pays for the proxy solicitation process?

A:Peak Resorts will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners.  In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile.  None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses.

Q:Who may vote at the Annual Meeting?

A:Stockholders of record as of the close of trading on August 12, 2015 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting.  As of the Record Date, there were 13,982,400 shares of Peak Resorts common stock issued and outstanding, held by 17 holders of record.  Each share of Peak Resorts’ common stock is entitled to one vote on each matter.

Q:What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by Peak Resorts.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the  Notice was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow the procedures for obtaining a legal proxy from your broker, bank or other nominee. If you request a printed copy of our proxy materials by mail, your broker, bank or nominee will provide a voting instruction card for you to use.

Q:How do I vote?

A:If you are a stockholder of record, there are four ways to vote:

•	In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card included within these proxy materials.
•	By Telephone. You may vote by proxy by calling the toll free number found on the proxy card included within these proxy materials.
•	By Mail. If you received printed proxy materials, you may vote by proxy by filling out the proxy card included within these proxy materials and returning it in the envelope provided.

If your shares are held in street name, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m.  Eastern Daylight Time on the day before the Annual Meeting.

Q:If I submit a proxy, how will it be voted?

A:When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above.  If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.  If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”  Timothy Boyd and Stephen Mueller have been designated as proxies by our Board of Directors.

Q:What should I do if I get more than one set of voting materials for the Annual Meeting?

A:Stockholders may receive more than one set of voting materials, including multiple proxy cards or voting instruction cards.  For example, stockholders who hold shares in more than one brokerage account may receive separate sets of voting instructions for each brokerage account in which shares are held.  Stockholders of record whose shares are registered in more than one name will receive more than one proxy card.  You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to the Annual Meeting to ensure that all of your shares are counted.

Q:Can I change my vote or revoke my proxy?

A:You may change your vote or revoke your proxy prior to the taking of the vote at the Annual Meeting.

If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;
•	returning a later-dated proxy card;
•	notifying our Secretary, in writing, at Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025; or
•	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q:Can I attend the Annual Meeting in person?

A:You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of the close of trading on August 12, 2015, the Record Date.  In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport.  If you hold your shares beneficially in street name, you will need to provide proof of stock ownership as of the Record Date.  Please note that since a street name stockholder is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.  Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:How many shares must be present or represented to conduct business at the Annual Meeting?

A:At the Annual Meeting, the presence in person or by proxy of a majority of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed.  Thus, a total of 13,982,400 shares are entitled to vote at the Annual Meeting, and holders of common stock representing at least 6,991,201 votes must be represented at the Annual Meeting or by proxy to have a quorum.  If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting.  If there is no quorum, the chairman of the meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.  Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Q:What are broker non-votes?

A:Broker non-votes are shares held by brokers, banks and other such holders that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients.  If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole “routine” matter—the ratification of the appointment of the Company’s independent registered public accounting firm.  Your broker will not have discretion to vote on the election of directors absent direction from you.  The broker’s inability to vote with respect to the election of directors where a beneficial owner does not provide voting instructions is referred to as a “broker non-vote.”

Q:What is the voting requirement to approve each of the proposals?

A:A director nominee must receive the affirmative vote of a majority of those shares present (either in person or by proxy) and entitled to vote at the Annual Meeting.

The affirmative vote of a majority of those shares present (either in person or by proxy) and entitled to vote at the Annual Meeting is also required for the ratification of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016.

A share voted “abstain” with respect to any proposal is considered present and entitled to vote with respect to that proposal. As such, an abstention will have the effect of a vote against the proposal. Broker non-votes are not counted as shares present and entitled to vote, so they will not affect the outcome of the vote.

Q:Who will tabulate the votes?

A: A representative of Computershare Trust Company, N.A., your transfer agent, will serve as the Inspector of Election and will tabulate the votes at the Annual Meeting.

Q:How can I find the results of the Annual Meeting?

A:Preliminary results will be announced at the Annual Meeting.  Final results also will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.  If the official results are not available at that time, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

Q:Will my vote be kept confidential?

A:Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Q.Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A.In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about August 21, 2015 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q.I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A.We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Peak Resorts, Inc.

Attn: Investor Relations

17409 Hidden Valley Drive

Wildwood, Missouri  63025

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank or other nominee to request information about householding.

Q:What if I need to change my mailing address?

A:You may contact our transfer agent, Computershare Trust Company, N.A., Shareholder Services, by telephone at (800) 962-4284 (toll free within the U.S.) or (781)  575-4247 (outside the U.S.), or online at https://www-us.computershare.com/Investor/, if you need to change your mailing address.

Q:What are the implications of being an “emerging growth company”?

A:We are an “emerging growth company,” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements.  As an emerging growth company, we are permitted to provide less extensive disclosure about our executive compensation arrangements and are not required to provide our stockholders with the opportunity to vote on executive compensation or golden parachute arrangements on a non-binding advisory basis. We have elected to take advantage of scaled disclosure requirements for executive compensation and are not soliciting stockholder votes on our executive compensation.  We will remain an emerging growth company until the earlier of (i) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenues of at least $1.0 billion, (ii) the first day of the fiscal year after which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior December 31st, and (iii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Q:What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than April 22, 2016. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Peak Resorts, Inc.

Attn: Stephen J. Mueller, Secretary

17409 Hidden Valley Drive

Wildwood, Missouri  63025

Our amended and restated bylaws (the “Bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2016 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices (i) not earlier than July 5, 2016 and (ii) not later than August 2, 2016.

In the event that we hold our 2016 annual meeting of stockholders more than 30 days before the one-year anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name, qualifications, other relevant biographical information and an indication of the willingness of the proposed nominee to serve on our Board of Directors and should be directed to:

Peak Resorts, Inc.

Attn: Chair of the Nominating and Corporate Governance Committee

17409 Hidden Valley Drive

Wildwood, Missouri  63025

For additional information regarding stockholder recommendations for director candidates, see “Corporate Governance—Director Nominations.”

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws is available on our website at www.peakresorts.com under the “Investors—Corporate Governance” sections of the website. You may also contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL 1. ELECTION OF DIRECTORS

Our Board currently consists of seven members, each of whom is elected to serve a one-year term. The terms of the directors, consisting of Messrs. Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Stanley W. Hansen, Carl E. Kraus, Christopher S. O’Connor and Michael H. Staenberg, will expire at the Annual Meeting.  Each has been nominated to serve as a continuing director for another one-year term.

The persons named as proxies in the accompanying proxies intend to vote, unless otherwise instructed in such proxy, “FOR” the election of Messrs. Boyd, Mueller, Deutsch, Hansen, Kraus, O’Connor and Staenberg as directors. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee, if any, proposed by the Board, or the Board may reduce the authorized number of directors. Each person nominated for election has agreed to serve if elected. Our Board has no reason to believe that any nominee will be unable to serve. The proxies solicited by this proxy statement may not be voted for more than seven nominees.

Director Nominees

The Board, acting upon the unanimous recommendation of the nominating and corporate governance committee, has unanimously nominated each of Messrs. Boyd, Mueller, Deutsch, Hansen, Kraus, O’Connor and Staenberg for election as director to serve until the 2016 annual meeting of stockholders, or until his successor has been elected and qualified, or until his earlier death, resignation or retirement.  In determining whether to nominate each of the directors, the Board and the nominating and corporate governance committee concluded that each nominee possesses individual qualifications, skills, background and talents that will enable him to contribute to the Board’s effectiveness as a whole. The age, principal occupation and certain other information for each nominee are set forth below:

Timothy D. Boyd, age 62, is our Chief Executive Officer, President and Chairman of the Board and has served in these specific roles since Peak Resorts, Inc. was founded in 1997 as the holding company for ski resorts that Mr. Boyd developed beginning in 1982. In 1982 and 1985, he developed the Hidden Valley ski resort in St. Louis, Missouri and the Snow Creek ski resort in Kansas City, Missouri, respectively, which are now owned by the Company. Mr. Boyd has extensive experience in the operation of day ski resorts and overnight drive ski resorts, as well as snowmaking. The Board believes that this experience and his positions of Chief Executive Officer and President provide him with intimate knowledge our day-to-day operations, business and competitive environment, as well as our opportunities, challenges and risks. Mr. Boyd graduated from the University of Missouri with a Bachelor of Science degree in Education and Economics.

Stephen J. Mueller, age 67, serves as our Chief Financial Officer, Vice President, Secretary and director and held these positions since 2001. In these positions, Mr. Mueller serves as our principal financial officer and is responsible for all financial and accounting aspects of the operations. Prior to joining the Company, Mr. Mueller was a shareholder with a firm of certified public accountants that he founded in 1991. He has also served as a partner at Touche Ross & Co. (now Deloitte & Touche LLP) and as Chief Financial Officer of an environmental services firm. While in public accounting, Mr. Mueller served a wide variety of clients in construction, service and recreation activities. Mr. Mueller received a Bachelor of Science degree in Accounting from St. Louis University. The Board selected Mr. Mueller because of his experience in finance and accounting, as well as for his in-depth knowledge of the Company.

Richard K. Deutsch, age 61, is our Vice President—Business and Real Estate Development and a director. He served in these positions for over 10 years. As the Vice President—Business and Real Estate Development, Mr. Deutsch is responsible for developing and executing our growth strategy, along with Messrs. Boyd and Mueller, and identifying and evaluating acquisition targets in both real estate development and other potential growth opportunities. The Board believes that Mr. Deutsch’s experience in real estate development and successful acquisitions in the ski industry as well as his understanding of our operations will be valuable in executing our growth strategy.

Stanley W. Hansen, age 73, now retired, has over 40 years of experience in the operation of ski resorts. From 2008 to 2010, Mr. Hansen served as a director of Squaw Valley Development Company, the owner and operator of the Squaw Valley ski area in Lake Tahoe, California. From 2005 to 2007, he served as Senior Vice President, Real Estate of American Skiing Company, the former owner of numerous ski areas throughout the United States, including Mount Snow and Attitash, and a company with a class of stock formerly registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Hansen formerly served as Managing Director of Mount Snow when it was owned by American Skiing Company and held several senior management positions with Heavenly Ski Resort. The Board selected Mr. Hansen because of his specialized knowledge and skills relating to the ownership and operation of ski areas, his experience relating to past ski area acquisitions and his firsthand experience in the operations of Mount Snow. Mr. Hansen graduated from San Jose State University with a Bachelor’s degree in Business Management.

Carl E. Kraus, age 68,  retired in 2012 after serving as Senior Vice President of Rayonier Inc., a publicly traded global land resources company primarily engaged in timberland management, the sale of real estate and the manufacturing of specialty fibers. In his role as Senior Vice President, Mr. Kraus was responsible for overseeing the treasury and capital markets department, investor relations and risk management, among other things. Prior to this, Mr. Kraus served as Senior Vice President of Finance and Chief Financial and Investment Officer of Kramont Realty Trust and as Senior Vice President and Chief Financial Officer of Philips International Realty Corp., both of which are former publicly traded real estate investment trusts. Mr. Kraus is also a certified public accountant and held various positions at Price Waterhouse, predecessor to PriceWaterhouseCoopers LLP.  Mr. Kraus graduated from Temple University with a Bachelor of Business Administration in Accounting. The Board selected Mr. Kraus to serve as a director because of the knowledge of public company financial reporting and accounting he has gained from his extensive experience as a senior financial officer of various publicly traded companies and as a certified public accountant, as well as his valuable insight in the areas of real estate acquisitions, investment and development.

Christopher S. O’Connor, age 56, is a Managing Director of Incapital Holdings LLC, where he has served as Head of Debt Capital Markets since 2012. In 2012, he was a Managing Director of Cortview Capital Holdings Inc., where he managed the capital markets unit, and from 2009 to 2012, he served as a Managing Director of StormHarbour Partners LP. Prior to this, Mr. O’Connor was a Senior Managing Director at Bear Stearns, where he ran the Global Debt Syndicate and Capital Markets business. Mr. O’Connor is a graduate of Washington and Lee University and has a Master of Business Administration from Harvard University. He also spent five years in the U.S. Army as a Field Artillery officer. Mr. O’Connor was selected as a director because of his expertise in investment banking and capital markets that will enable him to contribute significantly in the areas of finance and strategy.

Michael H. Staenberg, age 61, has been the President of Staenberg Group, Inc., doing business as The Staenberg Group, since he founded the company in December 2012. Mr. Staenberg also served as the President of THF Realty, a company he co-founded, from September 1991 to December 2012. Both companies are leasing, development, and real estate management companies with over 15 million square feet of property and retail shopping centers under management. Mr. Staenberg has served as the developer of more than 150 shopping centers in over 25 states. Mr. Staenberg has served on the Advisory Board of Directors of US Bank, N.A. since March 2011 and is involved with a variety of civic and charitable organizations, including serving on the boards of directors of the Variety Club, St. Louis Zoo Foundation and Jewish Community Center of St. Louis. Mr. Staenberg also serves as a director of Granite City Food & Brewery Ltd., a company with securities registered under Section 12(b) of the Exchange Act. He is a graduate of Arizona State University with a degree in Business with an emphasis in Economics and Finance. The Board selected Mr. Staenberg to serve as a director because of his unique understanding of and extensive experience in the development and acquisition of large commercial property, which will serve as an asset when evaluating the Company’s growth and acquisition strategies, as well as its maintenance and improvement plans.

The Board of Directors recommends that you vote FOR the election of each of the nominees named above.

MANAGEMENT

The Company’s executive officers are set forth in the table below:

Im
Name	Age	Position
Timothy D. Boyd	62	Chief Executive Officer, President, Chairman of the Board
Stephen J. Mueller	67	Chief Financial Officer, Vice President, Secretary, Director
Richard K. Deutsch	61	Vice President—Business and Real Estate Development, Director

For biographical information about Messrs. Boyd, Mueller, and Deutsch, see “Proposal 1. Election of Directors—Director Nominees” above.

CORPORATE GOVERNANCE

Director Independence

Based on the independence standards as defined by the marketplace rules of The Nasdaq Stock Market, Inc. (“NASDAQ”), the Board has determined in its business judgment that Messrs. Hansen, Kraus, O’Connor and Staenberg are independent as such term is defined in the NASDAQ listing standards. In addition, each of the members of the audit committee and compensation committee meets the heightened independence standards set forth in the SEC rules and the NASDAQ listing standards. In making these determinations, the Board has reviewed all transactions and relationships between each director (or any member of his or her immediate family) and the Company, including transactions and relationships described in the directors’ responses to questions regarding employment, business, family, and other relationships with the Company and its management. As a result of this review, the Board concluded, as to each independent director, that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Responsibilities and Structure

The primary responsibilities of the Board are to provide oversight, counseling, and direction to our management team, who is responsible for the day-to-day operation and administration of the Company, consistent with the best interests of the Company and its stockholders. The Company’s Board acts as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Company's stockholders.

The Board is responsible for determining the roles of the Chairman of the Board and Chief Executive Officer. Currently, Mr. Boyd serves as both the Chairman and the Chief Executive Officer. The Board recognizes that in some circumstances, there can be great value in having separate individuals serve in these positions. However, the Board believes that having Mr. Boyd serve as both Chairman and Chief Executive Officer is in the best interest of the Company and its stockholders given the unique nature of the Company’s operations, size of our business, the Company’s current management needs and Board composition, the Company’s recent initial public offering and Mr. Boyd’s position as the founder of the Company.

The Board has not designated a lead director. However, the independent directors periodically meet in executive session and appoint a presiding independent director to lead each executive session as and when deemed appropriate.

The Board believes that the current structure of the Board is working well, but recognizes that no single leadership model is right for all companies and at all times, and depending on the circumstances, other leadership models may be appropriate. Accordingly, the Board, in consultation with the nominating and corporate governance committee, periodically reviews its leadership structure to ensure the proper balance is present in the Company’s current model.

As more fully described below, the Board has delegated various responsibilities and authority to different standing Board committees. These committees regularly report on their activities and actions to the full Board.

Meetings of the Board

From the completion of our initial public offering in November 2014 until the end of fiscal 2015, our Board held three meetings. Each of our directors attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such member served, other than Messrs. Hansen and Staenberg who each missed only one meeting.

The Board of Directors does not have a formal policy regarding the attendance of directors at meetings of stockholders, but it encourages directors to attend each meeting of stockholders. We completed our initial public offering in November 2014 and did not have an annual meeting of stockholders in 2014.

Board Committees

Our Board of Directors has an audit committee, a compensation committee and a nominating and corporate governance committee.

The charters for each of these committees, which have been approved by the Board, are available in the “Investors” section of the Company's website under “Corporate Governance” at www.peakresorts.com, or in print, without charge, to any stockholder who sends a request to our Secretary at Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri  63025.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

Messrs. Hansen, Kraus and Staenberg currently serve on our audit committee, with Mr. Kraus serving as the chair of the committee. Each of our audit committee members meets the requirements for independence for audit committee members under the NASDAQ listing standards and SEC rules and regulations. In addition, each member of our audit committee meets the financial literacy and sophistication requirements of the NASDAQ listing standards. The Board has determined that Mr. Kraus is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

The primary role of our audit committee is to oversee the Company's financial reporting and disclosure process. Among other things, the committee is directly responsible for (i) selecting the independent registered public accounting firm to audit our financial statements and ensuring the firm's independence; (ii) pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; (iii) discussing the scope, strategy, problems or difficulties and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our annual audited financial statements, form of audit opinion on the financial statements and, when applicable, the report on the effectiveness of the Company’s internal control over financial reporting; (iv) considering the adequacy of our financial reporting processes, internal control over financial reporting and disclosure controls and procedures along with management; (v) overseeing the Company’s internal audit function; (vi) reviewing with management the Company’s risk assessment and compliances processes and procedures; (vii) developing procedures to enable submission of anonymous concerns about accounting or audit matters; and (viii) reviewing and approving related party transactions.

The audit committee held two meetings in fiscal 2015.

Compensation Committee

Messrs. Hansen, O'Connor and Staenberg serve as members of our compensation committee, with Mr. O'Connor serving as the chair. The Board has determined that all members of the compensation committee are independent as defined by the NASDAQ listing standards. In addition, the compensation committee consists of “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “outside directors” within the meaning of regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

The committee is responsible for, among other things, (i) reviewing and approving the compensation of the Chief Executive Officer and recommending that our Board approve the compensation of all other executive officers; (ii) reviewing and making recommendations to our Board with respect to incentive compensation and equity plans and administering such plans; (iii) reviewing and approving the terms of any compensatory agreements with our executive officers; and (iv) reviewing and recommending to our Board the compensation of our directors.

The compensation committee held no meetings in fiscal 2015.

Nominating and Corporate Governance Committee

Messrs. Hansen, Kraus and Staenberg serve as members of our nominating and corporate governance committee, with Mr. Hansen serving as the chair. The Board has determined that all members of the nominating and corporate governance committee are independent as defined by the NASDAQ listing standards.

Among other things, the committee is responsible for (i) determining and recommending to the Board the qualifications and criteria to be considered in selecting director nominees; (ii) identifying individuals qualified to become directors and committee members; (iii) recommending director nominees to the Board; (iv) developing and recommending approval of policies and guidelines relating to, and generally overseeing matters of, corporate governance; (v) considering matters of independence and conflicts of interest of Board members and management; and (vi) overseeing the evaluation of the Board, committees and management.

The nominating and corporate governance committee held no meetings in fiscal 2015.

Risk Management Oversight

 The Board believes that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management practices. The Board’s role in the Company’s risk oversight process includes regular review of information from management regarding the areas of material risk to the Company. A description of certain material risks affecting the Company can be found in our Annual Report on Form 10-K for the year ended April 30, 2015.

The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation arrangements. The audit committee oversees management of financial and information technology risks, as well as potential risks associated with related party transactions. The nominating and corporate governance committee manages risks associated with the independence of the Board and potential conflicts of interest, other than those with respect to related party transactions. Each committee reports regularly to the full Board on its activities. In addition, the Board participates in regular discussions with the Company’s management on many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element.

Director Nominations

Our nominating and corporate governance committee is responsible for identifying, recruiting, evaluating and recommending to the Board of Directors nominees for membership on the Board of Directors and committees of the Board of Directors. The goal of this process is to maintain and further develop a highly qualified Board of Directors consisting of members with experience and expertise in areas of importance to our Company. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The nominating and corporate governance committee recommends to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders and recommends all director nominees to be appointed by the Board of Directors to fill director vacancies. The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of stockholders.

In evaluating candidates, the nominating and corporate governance committee will consider a candidate’s judgment, skills, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board.

The nominating and corporate governance committee will also consider the current size and composition of the Board of Directors, the needs of the Board of Directors and its committees and the potential independence of director candidates under relevant NASDAQ and SEC rules.

Although the Board of Directors does not maintain a specific policy with respect to Board diversity, the nominating and corporate governance committee considers each candidate in the context of the membership of the Board as a whole, with the objective of including an appropriate mix of viewpoints and experience among members of the Board reflecting differences in professional background, education, skill and other individual qualities and attributes.

Although the nominating and corporate governance committee does not specifically solicit suggestions for possible director candidates from stockholders, it will consider candidates recommended by stockholders who meet the criteria discussed above and set by the nominating and corporate governance committee, with the concurrence of the full Board.

Any stockholder recommendations proposed for consideration by the nominating and corporate governance committee should be in writing and delivered to Peak Resorts, Inc., Attn: Chair of the Nominating and Corporate Governance Committee, 17409 Hidden Valley Drive, Wildwood, Missouri  63025. Submissions must include the following information, among other information described more specifically in our Bylaws, with respect to each candidate:

•	name, age, business address and residence address of the candidate;
•	principal occupation or employment of the candidate;
•	class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the candidate;
•

any other information relating to the candidate that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act;

•

a description of all arrangements or understandings between the nominating stockholder and each candidate and any other person or persons (including their names) pursuant to which the nomination is to be made by such stockholder; and

•	a consent of the candidate nominee to be named in the proxy statement and consent to serve as a director if elected.

All proposals of stockholders that are intended to be presented by such stockholder at the annual meeting of stockholders, including the nomination of a director candidate, must be received by us no later than the deadline specified in our Bylaws.

The above description of the procedure required for a stockholder to propose nominees to our Board of Directors is a summary only, and stockholders wishing to propose a nominee to our Board are advised to review our Bylaws in detail, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. A copy of our Bylaws is available on our website at www.peakresorts.com under the “Investors—Corporate Governance” section of the website. You may also contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for nominating director candidates.

Please also see “General Information— What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Compensation Committee Interlocks and Insider Participation

       None of the individuals who served on our compensation committee during fiscal 2015 has served our Company or any of our subsidiaries as an officer or employee. In addition, none of our executive officers serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board or compensation committee.

Communications with the Board of Directors

Any stockholder or other interested party who wishes to communicate with the Board of Directors or any of its members may do so by writing to: Board of Directors (or one or more named directors), c/o Stephen J. Mueller, Secretary, Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025.

Our Secretary, in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chairman of our Board of Directors.

Code of Conduct and Business Ethics

The Board of Directors has adopted a Code of Conduct and Business Ethics applicable to all employees, including executive officers, and directors. A copy of the Code of Conduct and Business Ethics is available in the “Investors” section of the Company’s website under “Corporate Governance” at www.peakresorts.com Any amendments to the Code of Conduct and Business Ethics, or any waivers of its requirements, will be disclosed on our website and reported to the SEC, as may be required.

DIRECTOR COMPENSATION

Prior to our initial public offering, our directors did not received compensation for their service as directors. We also have not previously, and do not now, provide separate compensation to any director who is also our employee, including Messrs. Boyd, Mueller and Deutsch.

Following our initial public offering, we implemented a compensation program pursuant to which our non-employee directors will receive an annual retainer of $75,000, half of which will be payable in cash and half of which will be payable in restricted stock units pursuant to the Company’s 2014 Equity Incentive Plan (the “Incentive Plan”) discussed elsewhere in this Proxy Statement. The chair of the audit committee will receive an additional annual retainer fee of $10,000, and the chairs of each of the compensation and nominating and corporate governance committees will receive an additional annual retainer fee of $5,000. We reimburse our non-employee directors for reasonable travel expenses incurred in attending the board and committee meetings.

The table below provides information concerning the compensation of our non-employee directors in fiscal 2015 beginning from the date of their appointment in connection with our initial public offering in November 2014.  Each non-employee director received a pro-rated annual retainer of $18,750 for his service on our Board, and each of the committee chairs received an additional pro-rated retainer as noted in the paragraph above.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Stanley W. Hansen	21,250	21,250
Carl E. Kraus	23,750	23,750
Christopher S. O’Connor	21,250	21,250
Michael H. Staenberg	18,750	18,750

Executive Compensation

Processes and Procedures for Compensation Decisions

The compensation committee of our Board of Directors is tasked with, among other things, setting compensation for our executive officers, including the named executive officers identified below, evaluating and recommending compensation plans and programs to our Board of Directors and awards under those plans, and administering our Incentive Plan. Various members of management and other employees as well as outside advisors are invited from time to time by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in meetings.  The compensation committee has assessed the independence of outside advisors who have counseled the compensation committee and concluded that no conflicts of interest exist that would prevent the advisors from providing independent and objective advice to the compensation committee.

The compensation committee has not retained the services of a compensation consultant.

The compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as it deems appropriate.

2015 Summary Compensation Table

        As an "emerging growth company," we have opted to comply with the executive compensation rules applicable to "smaller reporting companies," as such term is defined under the Securities Act which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. The following table sets forth all compensation paid to our named executive officers for the fiscal years ending April 30, 2015 and 2014. Columns otherwise required by SEC rules are omitted where there is no amount to report.

Name and Principal Position	Year	Salary	All Other Compensation(1)	Total
Timothy D. Boyd,	2015	$442,000	$14,707	$456,707
Chief Executive Officer and President	2014	$442,000	$23,173	$465,173
Stephen J. Mueller,	2015	$416,000	$6,823	$422,823
Chief Financial Officer, Vice President and Secretary	2014	$416,000	$14,909	$430,909
Richard K. Deutsch,	2015	$416,000	$—	$416,000
Vice President—Business and Real Estate Development	2014	$416,000	$—	$416,000

(1)

All Other Compensation consists of, for Mr. Boyd, the imputed value of group term life insurance premiums paid on his behalf and for Messrs. Boyd and Mueller, also includes a 401k plan matching contribution for fiscal 2014 and an allowance for personal automobile usage for fiscal 2015 and 2014.

For fiscal 2015, Messrs. Boyd, Mueller and Deutsch were compensated pursuant to the terms of their employment agreements, as more fully described below. Each of the employment agreements established the officers’ fiscal 2015 salaries and provided that no bonus was to be paid to the officers for fiscal 2015.

We have no outstanding restricted stock, stock options or other rights to purchase our securities.

Employment Agreements

        Effective June 1, 2014, the Company entered into an Executive Employment Agreement ("Agreement") with each of Messrs. Boyd, Mueller and Deutsch (each, an "Executive"). Pursuant to their respective Agreement, Messrs. Boyd, Mueller and Deutsch are paid the following base salaries, not to be lowered during the term of the Agreement and to be reviewed annually by the Board of Directors: Mr. Boyd—$442,000; Mr. Mueller—$416,000; and Mr. Deutsch—$416,000.

        Each Agreement provides that the Executive shall be eligible to participate in any incentive, equity or other compensation plans that the Company may implement relative to executive officers and to receive cash, equity or other awards as the Board of Directors deems appropriate, in its discretion. Furthermore each Executive shall be eligible to participate in other benefit plans and receive perks on the same terms as other senior executives of the Company. The Company will provide each Executive with a travel and entertainment budget that is reasonable in light of his position and responsibility and reimburse the Executive for such expenses upon receipt of appropriate documentation.

        The term of each Agreement is three years and shall be automatically renewed for successive one-year periods unless, no later than 60 days before the expiration of the term, either party gives the other written notice of non-renewal.

        Each Agreement provides that the Company or Executive may terminate the agreement with or without cause and with or without good reason, respectively. Additionally, each Agreement contains termination rights in the event of the Executive's death or disability. Please see "Payments upon Termination or a Change in Control" for further information regarding termination rights and payments due to the Executive upon termination or a change in control.

        Each Agreement contains non-competition and non-solicitation provisions that endure for a period of two years following the Executive's termination of employment with the Company. The Company will indemnify the Executive in connection with legal proceedings against the Executive in his capacity as a director, officer or employee of the Company to the fullest extent permitted by the Company's amended and restated articles of incorporation and Bylaws.

Tax Considerations

        In the past, we have not taken into consideration the tax consequences to employees and the Company when considering types and levels of awards and other compensation granted to executives and directors; however, we anticipate that the compensation committee will consider these tax implications when determining executive compensation in the future.

Compensation Recoupment Policy

        Our Board recently adopted a compensation recoupment policy that applies to the Company's current and former executive officers. The policy provides that in the event the Company is required to prepare an accounting restatement due to the material non-compliance of the Company with any financial reporting requirement under the laws and regulations of the SEC, the Company will recover from any current or former executive officer who received cash bonuses, equity awards or other incentive-based compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, the excess paid to the executive officer due to the erroneous data.

Payments upon Termination or a Change in Control

        Each of the Agreements governing the compensation of Messrs. Boyd, Mueller and Deutsch contain provisions providing for the payments due to the Executives upon termination or a change in control.

        The Company may terminate each Agreement at any time for cause, which is defined as: (i) any conduct related to the Company involving gross negligence, gross mismanagement, or the unauthorized disclosure of confidential information or trade secrets; (ii) dishonesty or a violation of the Company's Code of Conduct and Business Ethics that has resulted or reasonably could be expected to result in, a detrimental impact on the reputation, goodwill or business position of the Company; (iii) gross obstruction of business operations or illegal or disreputable conduct by Executive that impairs or reasonably could be expected to impair the reputation, goodwill or business position of the Company, and any acts that violate any policy of the Company relating to discrimination or harassment; (iv) commission of a felony or a crime involving moral turpitude or the entrance of a plea of guilty or nolo contedere to a felony or a crime involving moral turpitude; or (v) any action involving a material breach of the terms of the Agreement, including material inattention to or material neglect of duties that Executive shall not have remedied within 30 days after receiving written notice from the Board specifying the details thereof.

In the event of a termination for cause, Executive shall be entitled to receive only Executive's then-current base salary through the date of such termination. Further, in the event of such a termination for cause, Executive shall not be entitled to receive any bonus payment for the year of termination or subsequent years under any plan in which Executive is then participating or any unvested shares or portion of any equity grant not yet vested made under any equity compensation plan of the Company ("Unvested Equity Grants").

        The Company may also terminate each Agreement at any time without cause, as defined above. In the event of such termination without cause, Executive shall be entitled to receive Executive's then-current base salary through the effective date of such termination. Upon execution of a mutual release, Executive shall also be entitled to (i) if entitled to receive a bonus, a pro-rated bonus for the portion of the Company's fiscal year through the effective date of such termination, which prorated bonus shall, if applicable, be based on applying the level of achievement of the performance to Executive's target bonus for the year of such termination, payable in a lump sum at the same time as bonuses are paid to the Company's senior executives generally (the "Pro-Rated Bonus"); and (ii) 24 months of Executive's then-current base salary, payable in a lump sum. In addition, provided that both parties have signed a mutual release, all Unvested Equity Grants, if any, shall automatically become fully vested upon termination.

        Under each Agreement, Executive may terminate the Agreement at any time for good reason, which means (i) the Company has breached its obligations under the Agreement in any material respect; (ii) the Company has decreased Executive's then-current base salary; and/or (iii) the Company has effected a material diminution in Executive's reporting responsibilities, authority, or duties as in effect immediately prior to such change; provided, however, that Executive shall not have the right to terminate the Agreement for good reason unless: (A) Executive has provided written notice to the Company of Executive's intent to terminate the Agreement under this provision and identify the specific condition Executive believes to constitute good reason; (B) the Company has been given at least 30 days after receiving such notice to cure such condition; and (C) the Company fails to reasonably cure the condition. In such event, provided that Executive and the Company have executed a mutual release, Executive shall be entitled to receive (i) Executive's then-current base salary through the effective date of such termination; (ii) if entitled to receive a bonus; a Pro-Rated Bonus; and (iii) 24 months of Executive's then-current base salary, payable in a lump sum. In addition, provided that the mutual release has been executed, all Unvested Equity Grants, if any, shall automatically become fully vested upon termination.

        Executive may also terminate the Agreement at any time without good reason by giving the Company at least sixty 60 days' prior written notice. In such event, Executive shall be entitled to receive only Executive's then-current base salary through the date of termination.

        In the event that Executive becomes totally and permanently disabled, the Company shall have the right to terminate the Agreement upon written notice to Executive. In the event of such termination due to disability, Executive shall be entitled to receive Executive's then-current base salary through the date of such termination. Additionally, upon execution of a mutual release, Executive shall be entitled to (i) if entitled to receive a bonus, a Pro-Rated Bonus; and (ii) Executive's then-current base salary, net of short-term disability payments remitted to Executive by the Company pursuant to the Company's short-term disability plan, through the earlier of (A) the scheduled expiration date of the Agreement (but in no event less than 12 months from the date of disability) or (B) the date on which Executive's long-term disability insurance payments commence. In addition, all Unvested Equity Grants, if any, shall automatically become fully vested upon termination.

        The Agreement shall automatically terminate upon the death of Executive. In such event, Executive's personal representative shall be entitled to receive Executive's then-current base salary through such date of termination. Upon execution of a mutual release between the Company and Executive's personal representative, Executive's personal representative shall be entitled to a Pro-Rated Bonus, if entitled to receive a bonus. In addition, all Unvested Equity Grants, if any, shall automatically become fully vested upon termination.

        Upon Executive's termination without cause or for good reason, the Company agrees to pay Executive, in a lump sum, one year's COBRA premiums for continuation of health and dental coverage in existence at the time of such termination.

        In the event of a termination of Executive's employment by the Company without cause or notice by the Company of non-renewal of the Agreement, all within 365 days of a consummation of a change in control of the Company and provided that Executive and the Company execute a mutual release, Executive shall be entitled to receive (i) Executive's then-current base salary through the effective date of such termination or non-renewal; (ii) if entitled to receive a bonus, a Pro-Rated Bonus; (iii) a lump sum payment equal to 24 months of Executive's then-current base salary plus an amount equal to the cash bonus paid to Executive in the prior calendar year, if any; and (iv) full vesting of all Unvested Equity Grants, if any. A change in control shall mean an event or series of events by which: (A) any person or group becomes the beneficial owner, directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis; or (B) during any period of 24 consecutive months, a majority of the members of the Board or other equivalent governing body of the Company cease to be composed of individuals (1) who were members of that Board or equivalent governing body on the first day of such period; (2) whose election or nomination to that Board or equivalent governing body was approved by individuals referred to in clause (1) above constituting, at the time of such election or nomination, at least a majority of that Board or equivalent governing body; or (3) whose election or nomination to that Board or other equivalent governing body was approved by individuals referred to in clauses (1) and (2) above constituting, at the time of such election or nomination, at least a majority of that Board or equivalent governing body (excluding, in the case of both clause (2) and clause (3), any individual whose initial nomination for, or assumption of office as, a member of that Board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board); or (C) any person or two or more persons acting in concert shall have acquired, by contract or otherwise, control over the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 51% or more of the combined voting power of such securities; or (D) the

Company sells or transfers (other than by mortgage or pledge) all or substantially all of its properties and assets to, another person or group.

Incentive Plan

        Our Board of Directors and stockholders adopted our Incentive Plan, which became effective concurrently with the consummation of our initial public offering.

        We have reserved and registered a total of 559,296 shares of our common stock for issuance pursuant to the Incentive Plan. As of the date of this Proxy Statement, all such shares remain available for issuance under the Incentive Plan. Appropriate adjustments will be made in the number of shares authorized for issuance under the Incentive Plan in the event of a stock split or other change in our capital structure. Shares subject to awards granted under the Incentive Plan which expire or are forfeited, cancelled, exchanged or surrendered, or which expire will again become available for issuance under the Incentive Plan. Shares exchanged as payment in connection with options or stock appreciation rights ("SARs") and shares exchange or withheld to satisfy tax withholding obligations shall not be again be available for issuance under the Incentive Plan. In addition, (i) to the extent an award denominated in shares of common stock is paid or settled in cash, the number of shares of common stock with respect to which such payment or settlement is made shall again be available for issuance under the Incentive Plan; and (ii) shares of common stock underlying awards that can only be settled in cash shall not reduce the number of shares available for issuance under the Incentive Plan.

        We may grant Incentive Plan awards to our officers, employees, directors, independent contractors and consultants. Participants will be eligible to receive options, SARs, restricted stock, restricted stock units ("RSUs"), other stock-based awards, stock bonuses and cash awards, provided that we may grant incentive stock options only to employees.

        The Incentive Plan will be generally administered by the compensation committee of our Board of Directors. Subject to the provisions of the Incentive Plan, the compensation committee has the discretion to determine the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The compensation committee will have the authority to construe and interpret the terms of the Incentive Plan and awards granted under it.

        All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

•Options.  We may grant nonstatutory stock options or incentive stock options, each of which gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to purchase a number of shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant, or in the case of incentive stock options, an exercise price no less than 110% of the fair market value of our common stock on the date of grant.

•SARs.  A SAR gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in shares of our common stock or in cash, or a combination of common stock or cash.

•Restricted stock.  The compensation committee may grant restricted stock awards either as a bonus or as a purchase right at such price as it determines. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the compensation committee specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends may be subject to the same vesting conditions as the related shares.

•RSUs.  RSUs represent rights to receive shares of our common stock (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the compensation committee. Holders of RSUs have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the compensation committee may grant RSUs that entitle their holders to dividend equivalent rights.

•Other stock-based awards, cash-based awards and stock bonuses.  The compensation committee may grant other stock-based awards, stock bonuses or other cash-based awards that are subject to vesting or other conditions specified by the compensation committee. Settlement of other stock-based awards may be in cash or shares of our common stock, as determined by the compensation committee. The compensation committee may grant dividend equivalent rights with respect to other stock-based awards.

        In the event a change in control as described in the Incentive Plan occurs and a participant's employment is terminated within 12 months following the change in control, then (i) any unvested or unexercisable portion of any award carrying a right to exercise shall become fully vested and exercisable; and (ii) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award shall lapse, such awards shall be deemed fully vested, and any performance conditions imposed with respect to such awards shall be deemed to be fully achieved.

        The Incentive Plan will continue in effect until it is terminated by the Board, provided, however, that all awards will be granted, if at all, within 10 years of its effective date. The Board may amend, alter or terminate the Incentive Plan, provided that without stockholder approval, the Incentive Plan cannot be amended to effect any other change that would require stockholder approval under any applicable law or listing rule.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of August 1, 2015 certain information with respect to the beneficial ownership of the Company’s common stock by (i) each of the named executive officers and directors; (ii) all executive officers and directors as a group; and (iii) each person known by the Company to beneficially own more than 5% of the Company’s common stock based on certain filings made under Section 13 of the Exchange Act. All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 13,982,400 shares of common stock issued and outstanding as of August 1, 2015.  Unless otherwise noted, these persons, to our knowledge, have sole voting and investment power over the shares listed, and the principal address for the stockholders is c/o Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Greater than 5% Stockholders:
Forward Management, LLC and related entity(1) 101 California Street, 16th Floor, San Francisco, California 94111	1,298,171	9.3%
American Financial Group, Inc.(2) Great American Insurance Tower, 301 East Fourth Street, Cincinnati, Ohio 45202	988,889	7.1%
Wells Fargo & Company and related entities(3) Montgomery Street, San Francisco, California 94104	800,222	5.7%
Executive Officers and Directors:
Timothy D. Boyd(4)	1,274,300	9.1%
Stephen J. Mueller(5)	489,100	3.5%
Richard K. Deutsch	483,400	3.5%
Stanley W. Hansen	—	—
Carl E. Kraus	4,696	*
Christopher S. O'Connor	5,104	*
Michael H. Staenberg	10,000	*
All named directors and executive officers as a group (7 persons)	2,266,600	16.2%

*Less than 1.0%.

(1)Based on a Schedule 13G filed jointly by Forward Management, LLC, an investment adviser, and Forward Select Income Fund on January 12, 2015 reporting consolidated beneficial ownership of 1,298,171 shares of the Company’s common stock. Forward Management, LLC reported sole voting and dispositive power over 1,298,171 shares of common stock.  Forward Select Income Fund reported sole voting and dispositive power over 1,183,171 shares of common stock.

(2)Based on a Schedule 13G filed by the reporting person on January 30, 2015.

(3)Based on a Schedule 13G filed by the reporting person on February 10, 2015 on its behalf and on behalf of its subsidiaries, Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC, each an investment adviser, reporting consolidated beneficial ownership of 800,222 shares of the Company’s common stock. Wells Fargo & Company reported sole voting and dispositive power over 103 shares, and shared voting and dispositive power over 800,119 shares. Wells Capital Management Incorporated reported shared voting power over 187,400 shares and shared dispositive power over 800,000 shares.

(4)Includes 750,000 shares held by Mr. Boyd as Trustee of the Timothy D. Boyd Revocable Trust, dated August 27, 1996. This amount also includes 221,900 shares held by Mr. Boyd's wife, Melissa K. Boyd, as Trustee of the Timothy D. Boyd 2011 Family Trust u/a, dated January 28, 2011, and 302,400 shares held by Ms. Boyd as Trustee of the Melissa K. Boyd Revocable Trust, dated August 27, 1996. Ms. Boyd has sole voting and investment power as Trustee.

(5)Represents 489,100 shares held by Mr. Mueller and Beth R. Mueller, Trustees of the Stephen J. Mueller Revocable Living Trust U/S dated October 5, 2012, as amended.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our outstanding common stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC.  Our directors, executive officers and greater-than-10% stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports that they file.  We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock.  To our knowledge, based solely on a review of the reports filed on behalf of our directors and executive officers, written representations from these persons that no other reports were required and all Section 16(a) reports provided to us, we believe that during fiscal 2015 our directors, executive officers and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On October 30, 2007, the Company and certain of its subsidiaries entered into an Amended and Restated Credit and Security Agreement with EPT Ski Properties, Inc., the Company’s primary lender (“EPR”), pursuant to which EPR provided the Company with a $31.0 million operating loan. This amount was later increased to $56.0 million upon the execution of the fifth amended and restated promissory note, dated July 13, 2012. Messrs. Boyd, Mueller and Deutsch executed a Consent and Agreement of Guarantors on October 30, 2007 pursuant to which they each personally guaranteed payment of the amount due by the Company under, and in satisfaction of all other obligations pursuant to, the Amended and Restated Credit and Security Agreement (the “Guaranty”). The largest aggregate amount of principal outstanding under the Amended and Restated Credit and Security Agreement was $47.0 million during the fiscal year ended April 30, 2015. The Company paid $4.3 million of interest on the outstanding loan amount during fiscal 2015.

On November 10, 2014, in connection with the Company’s initial public offering, the Company entered into a Restructure Agreement with EPR, providing for the prepayment of certain of the debt owed to EPR and the restructure of the remaining debt owed to EPR (the “Debt Restructure”).  In connection with the Debt Restructure, the Company entered into the Master Credit and Security Agreement with EPR governing the restructured debt with EPR, which supersedes the Amended and Restated Credit and Security Agreement discussed above. As such, the Guaranty by Messrs. Boyd, Mueller and Deutsch terminated, and in its place, the Company and certain of its subsidiaries guaranteed all of the Company’s obligations to EPR under the restructured loans.

In October 2014, the Company entered into a capital lease to finance the construction of the Zip Rider at Attitash. The lease is payable in 60 monthly payments of $38,800, commencing November 2014. The Company has a $1.00 purchase option at the end of the lease term. Messrs. Boyd, Mueller and Deutsch personally guaranteed the lease.

Policies and Procedures for Related Party Transactions

        As provided by the audit committee's charter, the audit committee must review and approve all transactions between the Company and any related person that are required to be disclosed pursuant to Item 404 of Regulation S-K. "Related person" and "transaction" shall have the meanings given to such terms in Item 404 of Regulation S-K, as amended from time to time. In determining whether to approve or ratify a particular transaction, the audit committee will take into account any factors it deems relevant.

PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNING FIRM

McGladrey LLP has acted as our independent registered public accounting firm since 2011.  The audit committee selected and approved the engagement of McGladrey LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ended April 30, 2016.  The audit committee has further directed that Board of Directors submit the selection of McGladrey LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending April 30, 2016 for ratification by the stockholders at the Annual Meeting.  McGladrey LLP expects to have a representative at the Annual Meeting who will have the opportunity to make a statement and who will be available to answer appropriate questions.

Neither the Company’s Bylaws nor other governing documents of the Company or applicable law require stockholder ratification of the selection of McGladrey LLP as the Company’s independent registered public accounting firm.  However, the audit committee is submitting the selection of McGladery LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain McGladery LLP.  It is understood that even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm’s Fees

The aggregate fees, including expenses, of McGladrey LLP for the fiscal years ended April 30, 2015 and April 30, 2014 are as follows:

5
	2015	2014

Audit Fees(1)	$ 334,050	$ 94,000
Audit-Related Fees	$ 0	$ 0
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0

________

(1)Audit Fees consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements. Fees for 2015 also consisted of professional services rendered in connection with our Form S-1 and Form S-8 registration statements related to our initial public offering of common stock completed in November 2014 and our registration of shares authorized for issuance under the Incentive Plan, respectively, including delivery of comfort letters, consents and review of documents filed with the SEC.

Auditor Independence

In fiscal 2015, there were no other professional services provided by McGladrey LLP that would have required the audit committee to consider their compatibility with maintaining the independence of McGladrey LLP.

Audit Committee Pre-Approval Policies and Procedures

The charter of the audit committee provides that the audit committee will pre-approve all audit services and permitted non-audit and tax services to be provided by our independent registered public accounting firm. Our audit committee was established in November 2014, in connection with the completion of our initial public offering. As such, all fees paid to McGladrey LLP for fiscal 2015 that were incurred after our initial public offering were pre-approved by the audit committee in accordance with its responsibilities. All fees paid to McGladrey LLP for fiscal 2015 that were incurred prior to our initial public offering and all fees paid in fiscal 2014 were reviewed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2016

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the NASDAQ Stock Market and rules and regulations of the SEC. The audit committee operates under a written charter approved by the Company’s Board of Directors, which is available on the Company’s web site at http://ir.peakresorts.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, McGladrey LLP, is responsible for auditing these financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements with management and McGladrey LLP;
•

discussed with McGladrey LLP the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), and as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

received the written disclosures and the letter from McGladrey LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with McGladrey LLP its independence.

Based on the audit committee’s review and discussions with management and McGladrey LLP, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2015 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Carl E. Kraus (Chair)

Stanley W. Hansen

Michael H. Staenberg

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, www.peakresorts.com, these materials as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. These materials can also be accessed free of charge via the SEC’s website, www.sec.gov.

We will provide, without charge, on the written request of any stockholder, a copy of our Annual Report, including the financial statements filed as part of the Annual Report. Requests should be directed to our Secretary at Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025.

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described herein which will be presented for consideration at the Annual Meeting.  In the event any other business is presented at the Annual Meeting, the persons named in the enclosed proxy will vote such proxy thereon in accordance with their judgment in the best interests of the Company.

Stephen J. Mueller

Vice President,

Chief Financial Officer and

Corporate Secretary

August 21, 2015

Richmond Heights
Bratenahl
Lyndhurst
Chesterland
Cleveland
University Heights
Beachwood
Moreland Hills
Brooklyn
Warrensville Heights
South Russell
Bedford Heights
1
Parma
Seven Hills
Bedford
Bainbridge
Independence
Oakwood
80
Northfield
Reminderville
3
Brecksville
Macedonia
Aurora
bw
4
Boston Heights
80
Richfield
Cuyahoga Valley National Park
Silver Lake
Munroe Falls
Fairlawn
Cuyahoga Falls
Brimfield
Akron
Mogadore
Norton
Lakemore
Seville
Portage Lakes
Rittman
Doylestown
Uniontown
Hartville
New Franklin
2
Clinton
Greentown

Brandywine Ski Area
1146 W Highland Rd
Sagamore Hills, OH 44067

1. Cleveland Hopkins International Airport

Take I-480 E (9 miles)
Take exit 20A-20B
Merge onto I-77 S toward Akron (8 miles)
Take exit 147 for Miller Rd
Turn left onto Miller Rd (0.6 miles)
Turn right onto Brecksville Rd (0.4 miles)
Turn left onto Snowville Rd (3 miles)
Turn left onto Riverview Rd (0.2 miles)
Turn right onto Vaughn Rd / W Highland Rd (0.8 miles)
Brandywine will be on the right

2. Akron-Canton Airport

Get on I-77 N (28 miles)
Keep left to continue on OH-8 N (17 miles)
Turn left onto Highland Rd (0.7 miles)
Turn right onto Olde 8 Rd (0.1 miles)
Turn left onto W Highland Rd (2 miles)
Brandywine will be on the left

3. On 80 East

Follow I-80 E
Take exit 173 toward I-77
Turn left onto OH-21 N/Brecksville Rd (0.8 miles)
Turn right onto Snowville Rd (3 miles)
Turn left onto Riverview Rd (0.2 miles)
Turn right onto Vaughn Rd / W Highland Rd (0.5 miles)
Brandywine will be on the right

4. On 80 West

Follow I-80 W
Take exit 180 for OH-8
Keep right to continue toward OH-8 N (3 miles)
Turn left onto Highland Rd (0.7 miles)
Turn right onto Olde 8 Rd (0.1 miles)
Turn left onto W Highland Rd (2 miles)
Brandywine will be on the left

PEAK RESORTS

**IMPORTANT ANNUAL MEETING INFORMATION**

## Electronic Voting Instructions

**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Daylight Time, on September 30, 2015.**

### Vote by Internet

- Go to **www.investorvote.com/skis**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

# Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

| Nominee | For | Withhold | Nominee | For | Withhold | Nominee | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01 - Timothy D Boyd | ☐ | ☐ | 02 - Stephen J Mueller | ☐ | ☐ | 03 - Richard K Deutsch | ☐ | ☐ |
| 04 - Stanley W Hansen | ☐ | ☐ | 05 - Carl E Kraus | ☐ | ☐ | 06 - Christopher S O'Connor | ☐ | ☐ |
| 07 - Michael H Staenberg | ☐ | ☐ | | | | | | |

## B Non-Voting Items

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

**Meeting Attendance**
Mark the box to the right if you plan to attend the Annual Meeting. ☐

## C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

7 1 D V

025FED

**The Notice and Proxy Statement and 2015 Annual Report on Form 10-K are available at http://ir.peakresorts.com.**

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PEAK RESORTS

## Proxy — Peak Resorts, Inc.

## Notice of 2015 Annual Meeting of Stockholders

### 1146 West Highland Road, Saginaw Hills, Ohio
### Proxy Solicited by Board of Directors for Annual Meeting — October 1, 2015

Timothy D. Boyd and Stephen J. Mueller, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Peak Resorts, Inc. to be held on October 1, 2015 or at any postponement or adjournment thereof.

**Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposal 2.**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

(Items to be voted appear on reverse side.)